[EXECUTION COPY]

AMENDMENT NO. 2
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 dated as of November 24, 2015 (this “Amendment”) is by and among (a) NOODLES & COMPANY (the “Borrower”), (b) each of the Guarantors signatory hereto, (c) BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and (d) the lenders signatory hereto and amends that certain Amended and Restated Credit Agreement dated as of November 22, 2013 (as amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, and Bank of America, N.A. as L/C Issuer and Swing Line Lender. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below.
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§1.Amendments to the Credit Agreement.
§1.1.    Amendment to Section 1.01. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Applicable Rate” means, the applicable percentage per annum set forth below for each Type of Loan (and for the Letter of Credit Fees and Commitment Fees) determined by reference to the Consolidated Total Lease Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Total Lease Adjusted Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fees	Base Rate Loans and Canadian Prime Rate Loans	Commitment Fee
1	<2.75:1.00	1.00%	0.00%	0.125%
2	>2.75:1.00 but <3.25:1.00	1.25%	0.25%	0.15%
3	>3.25:1.00 but <3.75:1.00	1.50%	0.50%	0.20%
4	>3.75:1.00 but <4.25:1.00	1.75%	0.75%	0.25%
5	>4.25:1.00	2.00%	1.00%	0.30%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Lease Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Sections 2.08(b) and 2.10.
§1.2.    Amendment to Section 1.01. The definition of “Consolidated Cash Rental Expenses” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Consolidated Cash Rental Expense” means, as of the date of determination, for the relevant Measurement Period, all cash rental expense of the Borrower and its Subsidiaries for such Measurement Period, determined on a consolidated basis, incurred under any rental agreements or leases, other than (i) obligations in respect of any Capitalized Leases and Synthetic Lease Obligations, or (ii) cash rental expense actually incurred during such Measurement Period for the 16 Restaurant locations the closure of which has been announced prior to the Second Amendment Effective Date and which are actually closed during or prior to such Measurement Period.
§1.3.    Amendment to Section 1.01. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus (a) the following to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Charges, (ii) the provision for Federal, state, local and foreign income taxes paid or payable, (iii) depreciation and amortization expense, (iv) Consolidated Restaurant Pre-Opening Costs in an amount not to exceed an average of $85,000 per Restaurant for all Restaurants incurred during such Measurement Period, (v) non-cash rent expense, (vi) non-cash compensation expense, (vii) non-recurring expenses or charges (or minus non-recurring income items) reducing (or in the case of non-recurring income, increasing) such Consolidated Net Income, in each case, which do not represent a cash item in such period or any future period, (viii) without duplication of any add backs pursuant to clause (vii) above, non-recurring cash expenses (including severance payments) or charges and non-recurring non-cash charges, in each case in an aggregate amount not to exceed $2,000,000 in any Measurement Period, (ix) management fees (including the Class C Common Stock Dividend but, for the avoidance of doubt, only if such dividend is deducted in calculating Consolidated Net Income) actually paid if and to the extent permitted under this Agreement, or if paid prior to the Closing Date, the Existing Credit Agreement, (x) one time fees and out of pocket expenses incurred in connection with Permitted Acquisitions, (xi) fees and expenses arising from the Transaction, Borrower’s initial public offering or any follow-on offering of the Borrower’s securities and (xii) without duplication of any add backs pursuant to clause (vii) or (viii) above, non-recurring cash expenses and non-recurring non-cash charges, in each case to the extent deducted in calculating Consolidated Net Income for any period ending on or prior to December 27, 2016 and relating to the actual closure of the 16 Restaurant locations, the closure of which was announced prior to the Second Amendment Effective Date, in an aggregate amount not to exceed $7,000,000 at any time, and minus (b) to the extent included in calculating such Consolidated Net Income, Federal, state, local and foreign income tax credits (of or by the Borrower and its Subsidiaries for such Measurement Period); provided that the net income (or loss) of the Borrower and its Subsidiaries actually incurred during such Measurement Period attributable to the 16 Restaurant locations, the closure of which was announced prior to the Second Amendment Effective Date and which are actually closed during or prior to such Measurement Period, shall be excluded from the calculation of Consolidated EBITDA.
§1.4.    Amendment to Section 1.01. The definition of “Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Fee Letter” means, collectively, (a) that certain letter agreement dated as of the date hereof by and between the Administrative Agent and the Borrower, (b) that certain letter agreement dated as of the First Amendment Effective Date by and between the Administrative Agent and the Borrower and (c) that certain letter agreement dated as of the Second Amendment Effective Date by and between the Administrative Agent and the Borrower.
§1.5.    Amendment to Section 1.01. The definition of “Revolving Credit Facility” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. As of the Second Amendment Effective Date, the amount of the Revolving Credit Facility is $100,000,000.
§1.6.    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
“Second Amendment Effective Date” means November 24, 2015.
§1.7.    Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.04    Payment of Obligations. Pay and discharge as the same shall become due and payable, all of its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves as required by GAAP are being maintained by the Borrower or such Subsidiary; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, other than Liens permitted under Section 7.01(d) or (r); and (c) all Indebtedness in excess of the Threshold Amount, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.
§1.8.    Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (p) thereof, (ii) replacing the period at the end of clause (q) thereof with “; and” and (iii) adding the following new clause (r) to such section:
(r)    in addition to Liens permitted under Section 7.01(d), statutory landlord’s Liens securing unpaid rental obligations, without duplication, (i) arising from the actual closure of 16 Restaurant locations, the closure of which was announced prior to the Second Amendment Effective Date, in an aggregate amount not to exceed $7,000,000 at any time outstanding and (ii) arising from the actual closure of additional Restaurant locations, the closure of which are announced after the

Second Amendment Effective Date, in an aggregate amount not to exceed $2,000,000 at any time outstanding; provided that, in each case of clause (i) or (ii) above, each such Lien shall have been terminated, released or otherwise extinguished within six (6) months of the occurrence of the lease default giving rise thereto.
§1.9.    Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended by amending and restating clause (a) of such section in its entirety as follows:
(a)    Consolidated Total Lease Adjusted Leverage Ratio. Permit the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period to be greater than or equal to 4.75:1.00; provided, however, that commencing with the end of the fourth Fiscal Quarter of Fiscal Year 2017 and for each Fiscal Quarter thereafter, the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period shall not be permitted to be greater than or equal to 4.50:1.00.
§1.10.    Amendment to Section 9.06. Section 9.06 of the Credit Agreement is hereby amended by restating the last sentence of the first paragraph of such section in its entirety as follows:
After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring Administrative Agent was acting as Administrative Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (B) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
§2.    Amendment to Schedule 2.01 to the Credit Agreement. Effective as of the Second Amendment Effective Date, Schedule 2.01 (Commitments and Applicable Percentages) to the Credit Agreement is hereby replaced by Schedule 2.01 (Commitments and Applicable Percentages) attached hereto as Exhibit A.
§3.    Affirmation and Acknowledgment. Each Loan Party hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each of the Guarantors party to the Guaranty hereby acknowledges and consents to this Amendment and agrees that the Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.
§4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)    The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of its obligations and agreements under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation (other than the creation of Liens under the Loan Documents) to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law, except to the extent that any such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(d)    The representations and warranties of such Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (other than to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively.
(e)    As of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.
§5.    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent on November 24, 2015 (the “Second Amendment Effective Date”):
(a)    This Amendment shall have been duly executed and delivered by each Loan Party, the Administrative Agent and the Lenders.
(b)    The Administrative Agent shall have received certificates executed by a Responsible Officer of each Loan Party attaching (i) resolutions or other action authorizing the actions under this Amendment and the Credit Agreement as amended hereby, (ii) incumbency certificates, (iii) certified copies of the Organization Documents of such Loan Party, in each case, certified as true, accurate and complete and in effect on the Second Amendment Effective Date (or a certification that there shall have been no changes to the Organization Documents of such Loan Party since such Organization Documents were previously delivered to the Administrative Agent) and (iv) such other documents and certifications as the Administrative

Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (i) that the conditions specified in this Section 5 have been satisfied, and (ii) that there has been no event or circumstance since December 31, 2014 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(d)    The Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties on a consolidated basis before and after giving effect to this Amendment, from the chief financial officer of the Borrower.
(e)    The Administrative Agent shall have received a favorable opinion of (i) Gibson, Dunn & Crutcher LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request, and (ii) the General Counsel of the Borrower, addressed to the Administrative Agent and each Lender, as to the due execution and authority of each Loan Party to enter into this Amendment, in each case in form, scope and substance reasonably satisfactory to the Administrative Agent.
(f)    The representations and warranties set forth in Section 4 hereof shall be true and correct.
(g)    All fees and expenses due and owing to the Administrative Agent and the Lenders and required to be paid on or before the Second Amendment Effective Date pursuant to that certain Second Amendment Fee Letter dated as of November 24, 2015 by and among the Administrative Agent and the Borrower, shall have been paid (or shall be paid concurrently with the closing of this Amendment).
(h)    The Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, to the extent documented prior to or on the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 5(h); provided that supporting documentation for such summary statement is provided promptly thereafter).
(i)    The Administrative Agent shall have received results of lien searches, dated on or before the Second Amendment Effective Date, together with copies of such other supporting documentation as may be necessary or desirable showing that the Liens created by the Collateral Documents are the only Liens upon the Collateral, except for Permitted Liens.
§6.    Miscellaneous Provisions.
§6.1.    Except as expressly amended or otherwise modified by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument, to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.
§6.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
§6.3.    THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
§6.4.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.
§6.5.    The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).
§6.6.    The provisions of this Amendment are solely for the benefit of the Loan Parties, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

NOODLES & COMPANY,
a Delaware corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

TNSC, INC., a Colorado corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – COLORADO, INC.,
a Colorado corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

THE NOODLE SHOP, CO. – WISCONSIN, INC.,
a Wisconsin corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – MINNESOTA, INC.,
a Minnesota corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – ILLINOIS, INC.,
an Illinois corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – VIRGINIA, INC.,
a Virginia corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – MARYLAND, INC.,
a Maryland corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

THE NOODLE SHOP, CO. – MONTGOMERY COUNTY, MARYLAND, a Maryland corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – CHARLES COUNTY, INC.,
a Maryland corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – HOWARD COUNTY, INC.,
a Maryland corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – DELAWARE, INC.,
a Delaware corporation

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – COLLEGE PARK, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

THE NOODLE SHOP, CO. – BALTIMORE
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – ANNAPOLIS, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – KANSAS, LLC,
a Kansas limited liability company

By:    TNSC, Inc., a Colorado corporation,
its Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – FREDERICK
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

THE NOODLE SHOP, CO. – ST MARY’S
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – WASHINGTON
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – HARFORD
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:     /s/ PAUL STRASEN
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ ANTHONY LUPPINO
Name:    Anthony Luppino
Title:    Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ ANTHONY LUPPINO
Name:    Anthony Luppino
Title:    Vice President

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ ROBERT P. NAUGHTON
Name:    Robert P. Naughton
Title:    Officer

[Noodles – Signature Page to Amendment No. 2 to Credit Agreement]

Exhibit A

Schedule 2.01

Lender Commitments and Applicable Percentages

Lender	Revolving Credit Commitment	Revolving Credit Facility Commitment Percentage
Bank of America, N.A.	$65,000,000.00	65.000000000%
U.S. Bank National Association	35,000,000.00	35.000000000%
Total	$100,000,000.00	100.000000000%